SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange act of 1934 (Amendment No.      )

         Filed by the  Registrant [X]
         Filed by a Party other than the Registrant [_]
         Check the appropriate box:
         [ ] Preliminary Proxy Statement
         [_] Confidential, For Use of the Commission Only
             (as Permitted by Rule 14a-6(e)(2))
         [X] Definitive Proxy Statement
         [_] Definitive Additional Materials
         [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Stratford American Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.
         [_] Fee computed on table below per Exchange Act
             Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         [_] Fee paid previously with preliminary materials.

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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
                         STRATFORD AMERICAN CORPORATION

            2400 East Arizona Biltmore Circle, Building 2, Suite 1270
                             Phoenix, Arizona 85016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JULY 8, 1998

To the Stockholders of Stratford American Corporation:

         The 1998 Annual Meeting of Stockholders of Stratford American Corporation, an Arizona corporation (the "Company"), will be held at Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016, on Wednesday, July 8, 1998 at 2:00 p.m., Mountain Standard Time, for the following purposes:

         1. To consider and act upon a proposal to amend the Company's Articles of Incorporation to effect a fifteen-to-one reverse stock split of the Company's presently issued shares of Common Stock;

         2. To consider and act upon a proposal to adopt the 1998 Stock Incentive Plan;

         3.       To elect six directors to the Board of Directors;

         4. To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick, LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998; and

         5. To transact such other business as may properly come before the meeting.

         Only Stockholders of record at the close of business on May 15, 1998 are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock as of such date are entitled to vote on all of the above proposals. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of Stockholders entitled to vote at the Annual Meeting will be open for inspection at the Annual Meeting and will be open for inspection at the offices of Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016, during ordinary business hours for ten days prior to the meeting.

         It is important that your shares be represented at this meeting. To assure your representation at the meeting, please complete, date, sign and promptly mail the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States.

                                             By Order of the Board of Directors,

                                             /s/ Timothy A. Laos

Phoenix, Arizona                             Timothy A. Laos, Secretary
May 30, 1998

                                 PROXY STATEMENT
                                       OF
                         STRATFORD AMERICAN CORPORATION

            2400 East Arizona Biltmore Circle, Building 2, Suite 1270
                             Phoenix, Arizona 85016

                                -----------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Stratford American Corporation, an Arizona corporation (the "Company"), of proxies for use at the 1998 Annual Meeting of Stockholders to be held on July 8, 1998, at 2:00 p.m., Mountain Standard Time. The Annual Meeting will be held at Stratford American Corporation, 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016.

         This Proxy Statement and the accompanying form of proxy are being first mailed to Stockholders on or about May 30, 1998. The Stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy). Any proxy which is not revoked will be voted at the Annual Meeting in accordance with the Stockholder's instructions. If a Stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the Annual Meeting.

         Proxies will be solicited from the Company's Stockholders by mail. The Company will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. It is possible that directors, officers and regular employees of the Company may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of the Company will receive no additional compensation for any such further solicitation.

         Only holders (the "Stockholders") of the Company's Common Stock, $0.01 par value (the "Common Stock"), at the close of business on May 15, 1998 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. As of March 31, 1998, there were 88,076,806 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting.

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposals One through Four. It is expected that shares held by officers and directors of the Company, which in the aggregate represent approximately 27.66% of the outstanding shares of Common Stock, will be voted in favor of each of Proposals One through Four. Votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals. Abstentions are included in the determination of the number of shares represented for a quorum. Abstentions will have the effect of a negative vote on a proposal. Broker non-votes are not counted for purposes of determining whether a quorum is present or whether a proposal has been approved. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Stockholders voting on the election of directors may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of directors to be elected at the meeting. As indicated in the proxy accompanying this Proxy Statement, discretionary power to cumulate votes is being solicited. In order to cumulate votes, at least one Stockholder must announce, prior to the casting of votes for the election of directors, that he or she intends to cumulate votes. Proxies will be tabulated by the Company with the assistance of the Company's transfer agent. The Company will, in advance of the Annual Meeting, appoint one or more Inspectors of Election to count all votes and ballots at the Annual Meeting and make a written report thereof.

Security Ownership of Certain Principal Stockholders and Management

         The following table sets forth certain information, as of March 31, 1998, with respect to the number of shares of the Company's Common Stock beneficially owned by individual directors and director nominees, by all directors and officers of the Company as a group and by persons known to the Company to own more than 5% of the Company's Common Stock. Unless otherwise indicated below, to the Company's knowledge, all persons below have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. This information is based upon the Company's records and the persons' filings with the Securities and Exchange Commission.

        Name and Address of             Common      Percent               Common Shares After               Percent
          Beneficial Owner              Shares        of                 Reverse Stock Split(2)                of
          ----------------              ------     Total(1)              ----------------------             Total(2)
                                                   --------                                                 --------

JDMD Investments, L.L.C.(3)           24,318,077     27.6%                     1,621,206                      27.6%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Investments Four Corporation(4)        6,506,667      7.4%                       433,778                       7.4%
8630 E. Via de Ventura, Suite 220
Scottsdale, Arizona 85258

Gerald J. Colangelo(3)                 6,079,519      6.9%                       405,302                       6.9%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

David H. Eaton(3)                      6,079,519      6.9%                       405,302                       6.9%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Mel L. Shultz(3)                       6,079,519      6.9%                       405,302                       6.9%
2400 E. Arizona Biltmore Circle
Phoenix, Arizona 85016

Richard H. Dozer                          50,000        *                          3,334                         *
401 E. Jefferson Street
Phoenix, Arizona  85004

Dale M. Jensen(3)                      6,079,519      6.9%                       405,302                       6.9%
9800 E. Dynamite Rd., #229
Scottsdale, AZ 85255

Mitchell S. Vance                              0        0%                             0                         0%
26 Burning Tree Road
Newport Beach, CA  92660

  All directors, director nominees    24,368,077     27.66%                    1,624,542                     27.66%
and officers as a group (7 persons)

---------------

*        Less than 1%.

(1)      Based on 88,076,806  shares of Common Stock outstanding as of March 31,
         1998.

(2) Based on 5,871,787 shares of Common Stock that will be outstanding after giving effect to the fifteen-to-one reverse stock split of the Common Stock.

(3) Messrs. Colangelo, Eaton, Jensen and Shultz each own a 25% interest in JDMD Investments, L.L.C. ("JDMD"). Messrs. Colangelo, Eaton, Jensen and Shultz share voting and investment power with respect to the shares held by JDMD. Accordingly, the number of shares for each of Messrs. Colangelo, Eaton, Jensen and Shultz represents 25% of the number of shares owned by JDMD.

(4) Investments Four Corporation has sole voting and investment power with respect to its shares.

                                  PROPOSAL ONE:

                    AMENDMENT OF ARTICLES OF INCORPORATION TO
                           EFFECT REVERSE STOCK SPLIT

The Reverse Stock Split

         The Board of Directors believes that the best interests of the Company and its Stockholders will be served by amending the Company's Articles of Incorporation to effect a fifteen-to-one reverse stock split of the Company's presently issued shares of capital stock. The Board of Directors has unanimously approved and recommends a vote for Proposal One.

         If the Stockholders approve this Proposal One, the Company's Articles of Incorporation will be amended to replace a portion of the existing provision relating to the Company's authorized capital with the following provision relating thereto:

                                      "IV.
                               AUTHORIZED CAPITAL
                               ------------------

                  1. Aggregate Capital. The aggregate number of shares which the corporation shall have authority to issue is One Hundred Fifty Million (150,000,000) consisting of One Hundred Million (100,000,000) common shares, one cent ($0.01) par value (the "Common Stock"), and Fifty Million (50,000,000) preferred shares, one cent ($0.01) par value. Each fifteen (15) shares of the Corporation's Common Stock issued as of the date and time immediately following the filing of this Amendment to the Articles of Incorporation (the "Split Effective Date") shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of the Corporation's Common Stock; provided, however, that any fractional interest resulting from such change and classification shall be rounded upward to the nearest whole share."

         If the Stockholders approve this Proposal One, the above amendment to the Company's Articles of Incorporation will become effective upon the filing of articles of amendment with the Arizona Corporation Commission. The amendment to the Company's Articles of Incorporation (the "Amendment"), as it will appear if Proposal One is approved by the Stockholders, is attached as Exhibit 1.

         The proposed reverse stock split will not affect any Stockholder's proportionate equity interest in the Company or the rights, preferences, privileges or priorities of any Stockholder, other than a relatively slight adjustment which may occur due to the rounding up of fractional shares. Likewise, the proposed reverse split will not affect the total Stockholders' equity of the Company or any components of Stockholders' equity as reflected on the financial statements of the Company except (i) to change the numbers of the issued and outstanding shares of capital stock and (ii) for a relatively slight adjustment which will occur due to the costs incurred by the Company in connection with this Proxy Statement, the Annual Meeting and the implementation of such of the proposals as are approved by the Stockholders. However, because the number of shares of capital stock that the Company is authorized to issue will not be decreased in proportion to the fifteen-to-one decrease in the number of issued shares, the number of shares which are authorized but unissued, and the percentage of ownership of the Company represented by such shares if they are issued in the future in the discretion of the Board of Directors, effectively will be increased.

         The following table illustrates, as of March 31, 1998, the principal effects on the Company's capital stock of the reverse stock split:

                        Number of Shares of Capital Stock

                                  Prior to                 After
                                  Reverse Split            Reverse Split
                                  -------------            -------------

Common
------

Authorized                        100,000,000              100,000,000

Issued and outstanding             88,076,806                5,871,787

Available for
future issuance                    11,923,194               94,128,213

---------------


Exchange of Shares; No Fractional Shares

         Pursuant to the proposed amendment, every fifteen shares of issued capital stock would be converted and reclassified into one share of post-split capital stock, and any fractional interests resulting from such reclassification would be rounded upward to the nearest whole share. For example, a holder of 150 shares prior to the Split Effective Date (defined below) would be the holder of 10 shares at the Split Effective Date, and the holder of 100 shares prior to the Split Effective Date would be the holder of 7 shares at the Split Effective Date. The proposed reverse stock split would become effective (the "Split Effective Date") immediately following the filing of the Amendment with the Arizona Corporation Commission. Stockholders will be notified on or after the Split Effective Date that the reverse stock split has been effected. The Company's transfer agent, Harris Trust, will act as the Company's exchange agent (the "Exchange Agent") for Stockholders in implementing the exchange of their certificates.

         As soon as practicable after the Split Effective Date, Stockholders will be notified and requested to surrender their certificates to the Exchange Agent in exchange for certificates representing post-split Common Stock. Stockholders will not receive certificates for shares of post-split Common Stock unless and until the certificates representing their shares of pre-split Common Stock are surrendered and they provide such evidence of ownership of such shares as the Company or the Exchange Agent may require. Stockholders should not forward their certificates to the Exchange Agent until they have received notice from the Company that the reverse stock split has become effective. Beginning on the Split Effective Date, each certificate representing shares of the Company's pre-split Common Stock will be deemed for all corporate purposes to evidence ownership of the appropriate number of shares of post-split Common Stock.

         No service charge will be payable by Stockholders in connection with the exchange of certificates, all costs of which will be borne and paid by the Company.

         Stockholders have no right under Arizona law to dissent from the reverse stock split or to dissent from the rounding up of fractional interests resulting from the stock split.

Purposes of the Reverse Stock Split and Effective Increase in Authorized Shares

         The primary objectives of the reverse stock split are to increase the market value per share of the Common Stock and to increase the liquidity of the Common Stock.

         The Board of Directors believes that the current price per share of the Company's Common Stock may reduce the effective marketability of the Common Stock because of the reluctance of certain brokerage firms to recommend lower-priced stocks to their clients. Certain institutional investors have internal policies preventing the purchase of lower-priced stocks and many brokerage houses do not permit lower-priced stocks to be used as collateral for margin accounts. Further, a number of brokerage houses have polices and practices that tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions tends to have an adverse impact upon holders of lower-priced stocks because the brokerage commission on a sale of lower-priced stocks generally represents a higher percentage of the sales price than the commission on a relatively higher-priced stock.

         The Board of Directors believes that the low, per-share market price of the Common Stock impairs the marketability of the Common Stock to institutional investors and members of the investing public and creates a negative impression with respect to the Company. Many investors and market makers look upon lower-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The foregoing factors adversely affect both the pricing and the liquidity of the Common Stock. Thus, the potential increase in trading price is expected to be attractive to the financial community and the investing public.

         The Board of Directors is hopeful that the decrease in the number of shares outstanding as a consequence of the proposed reverse stock split, and the resulting anticipated increased price level, will stimulate interest in the Company's Common Stock and possibly promote greater liquidity for the Company's Stockholders. There can be no assurance, however, that there will be any greater liquidity, and it is possible that the liquidity could even be adversely affected by the reduced number of shares which would be outstanding after the proposed reverse stock split is effected.

         If the reverse stock split becomes effective, the quoted market price of the Company's stock should increase as a result of decreasing the number of shares outstanding without altering the aggregate economic interest in the Company represented by such shares. The Board believes that the increased price would be a more appropriate trading price for the Company and is concerned with long-term development of its business opportunities. In addition, the increase in the market price may serve to mitigate the present reluctance, policies and practices on the part of brokerage firms referred to above and diminish the adverse impact of trading commissions on the potential market for the Company's shares. There can be no assurance, however, that the reverse stock split will achieve these desired results, that any such increase would be in proportion to the fifteen-to-one reverse split ratio or that the per-share price level of the Common Stock immediately after the proposed reverse stock split can be maintained for any period of time.

         A reverse stock split may result in some Stockholders owning "odd lots" of less than 100 shares. The costs, including brokerage commissions, of transactions in odd lots are generally higher than the costs in transactions in "round lots" of even multiples of 100.

         The primary objective of the effective increase in the number of shares which are authorized but unissued, and in the percentage of ownership of the Company represented by such shares if they are issued in the future in the discretion of the Board of Directors, is for the Company to have additional shares of Common Stock authorized and available for issuance as the need arises for possible future financing transactions, stock acquisitions, asset purchases, stock dividends or splits, issuances under any stock option plan that may be adopted in the future, and other general corporate purposes. The Board believes that the effective increase in the number and percentage of authorized but unissued shares will provide the Company additional flexibility to issue additional shares of Common Stock to meet the Company's future financing needs. In order to avoid the delay and expense involved in obtaining Stockholder approval, the Board believes it to be in the best interests of the Company and its Stockholders to have shares of Common Stock authorized and available for issuance without further action by the Stockholders. If Proposal One is approved, Stockholders will have no preemptive rights with respect to the additional authorized shares of Common Stock. Such shares may be issued on such terms, at such times and on such conditions as the Board may determine in its discretion. The Board of Directors has not entered into any negotiations, agreements or understandings, nor made any other determinations, with respect to the issuance of any shares of such Common Stock, except in connection with presently outstanding warrants and shares or options or shares that may be issued in the future to employees or directors of the Company either individually or under employee benefit plans that may be adopted in the future (including the 1998 Stock Incentive Plan described in Proposal Two).

         Although the reverse stock split and the effective increase in the number and percentage of authorized but unissued shares are not intended to be anti-takeover devices, the effective increase in the authorized capital together with a subsequent issuance of equity securities could impede a potential takeover for various reasons including, but not limited to, diluting the stock ownership of persons attempting to gain control of the Company and issuing securities to individuals or entities favorable to management. Moreover, the availability of such additional shares in and of itself might have the effect of discouraging an attempt to acquire control of the Company other than through negotiations with the Board of Directors. Except as described in this paragraph and the provisions of Arizona law providing for cumulative voting in the election of directors, there are no provisions of the Articles of Incorporation or Bylaws, either as currently in effect or as proposed to be amended and restated in this Proxy Statement, which would act to discourage a change in control of the Company. The Company has no plans to adopt any measures, other than the reverse stock split, which may be deemed to be anti-takeover devices.

         The Board of Directors is not aware of any present efforts by any person to accumulate the Company's capital stock or to obtain control of the Company through tender offer, merger or other business combination, proxy contest or otherwise. The Board has not formulated any program, nor entered into any agreement or understanding, and has no current intention, to issue any unissued and unreserved shares of Common Stock for the purpose of impeding or preventing any proposed takeover.

Certain Federal Income Tax Consequences

         A summary of the federal income tax consequences of the reverse stock split as contemplated in Proposal One is set forth below. The discussion is based on the present federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed split. Income tax consequences to Stockholders may vary from the federal tax consequences described generally below. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE CONTEMPLATED REVERSE STOCK SPLIT UNDER APPLICABLE FEDERAL, STATE AND LOCAL INCOME TAX LAWS.

         The proposed reverse stock split constitutes a "recapitalization" to the Company and its Stockholders to the extent that issued shares of Common Stock are exchanged for a reduced number of shares of Common Stock. Therefore, neither the Company nor its Stockholders will recognize any gain or loss for federal income tax purposes as a result thereof.

         The shares of Common Stock to be issued to each Stockholder will have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the shares of such stock held by such Stockholder immediately prior to the Split Effective Date. A Stockholder's holding period for the shares of Common Stock to be issued will include the holding period for the shares of Common Stock held thereby immediately prior to the effective date provided that such shares of stock were held by the Stockholder as capital assets on the effective date.

Voting Requirements

         Each holder of Common Stock is entitled to one vote per share held.

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposal One. Proxies solicited by the Board of Directors will be voted for approval of the Proposal One. Stockholders are not entitled to cumulate votes.

FOR THIS PURPOSE, A STOCKHOLDER VOTING THROUGH A PROXY WHO ABSTAINS WITH RESPECT TO APPROVAL OF PROPOSAL ONE IS CONSIDERED TO BE PRESENT AND ENTITLED TO VOTE ON THE APPROVAL OF PROPOSAL ONE AT THE MEETING, AND IS IN EFFECT A NEGATIVE VOTE, BUT A STOCKHOLDER (INCLUDING A BROKER) WHO DOES NOT GIVE AUTHORITY TO A PROXY TO VOTE ON THE APPROVAL OF PROPOSAL ONE SHALL NOT BE CONSIDERED PRESENT AND ENTITLED TO VOTE ON PROPOSAL ONE.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL ONE.

                                  PROPOSAL TWO:

                      ADOPTION OF 1998 STOCK INCENTIVE PLAN

         The Board of Directors believes that the best interests of the Company and its Stockholders will be served by the adoption of the 1998 Stratford American Corporation Stock Incentive Plan (the "Stock Incentive Plan"). The Board of Directors has unanimously approved the Stock Incentive Plan and recommends a vote for Proposal Two.

         The Stock Incentive Plan will assist the Company in the recruitment, retention and motivation of key employees and consultants who are highly qualified and in a position to make material contributions to the Company's success. The Stock Incentive Plan is intended to offer these individuals a significant incentive through awards of Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights (tandem and free-standing), Restricted Shares, Deferred Shares, Performance Units or Performance Shares.

         The Company's continued need for highly qualified employees makes the Stock Incentive Plan essential to the Company's ability to recruit and retain its employees. The Company also believes that its continuing success will depend in part on its ability to recruit, retain and motivate highly qualified non-employee members of its Board of Directors, and that option grants to eligible directors will assist the Company in achieving these objectives. In April, 1998, subject to Stockholder approval being sought at the Annual Meeting, the Board of Directors unanimously adopted the Stock Incentive Plan. Under the Plan, no grants or awards of shares of Common Stock are required to be issued in any particular year. Shares of Common Stock not used for grants or awards in any particular year would not be carried over into any following year.

Summary of the Provisions of the Stock Incentive Plan

         The description of the Stock Incentive Plan set forth below is a summary only and is qualified in its entirety by reference to the text of the Stock Incentive Plan, which is attached to this Proxy Statement as Exhibit 2. Capitalized terms not otherwise defined shall have the meanings assigned to such terms in the Stock Incentive Plan.

         Eligibility and Participation. Participants in the Stock Incentive Plan are selected by the Board of Directors or the Compensation Committee of the Board of Directors. The Stock Incentive Plan contemplates that awards will be granted from time to time to officers, directors, key employees and certain consultants and advisors of the Company. The approximate number of persons currently eligible to participate in the Stock Incentive Plan is 98 employees and 6 directors (following the election of directors at the Annual Meeting). Only employees of the Company are eligible for Incentive Stock Options, but employees, directors, consultants and advisors of the Company are eligible for Nonqualified Options. Usually, the only consideration received by the Company for the grant of an award will be past services and/or the expectation of future services. The Stock Incentive Plan does not confer on any Participant any right with respect to continued employment or other service to the Company and will not interfere in any manner with the right of the Company to terminate a Participant's employment or other service at any time.

         Administration. The Stock Incentive Plan is administered either by the full Board of Directors or by the Compensation Committee of the Board, if any. For the purposes of this summary, the terms "Compensation Committee" and "Board" are used interchangeably, however, the Company does not presently have a Compensation Committee. The Compensation Committee is authorized to (i) select Participants in the Stock Incentive Plan, (ii) determine the type and amount of awards, including the number of shares of Common Stock covered by any awards,
(iii) determine the vesting and exercise provisions of awards, (iv) determine whether, when and to what extent awards are to be made, subject to the restrictions of the Stock Incentive Plan, (v) determine the terms and conditions of any award, (vi) adjust the terms and conditions of any award, unless otherwise prohibited or restricted under the Stock Incentive Plan, (vii)
prescribe  forms,  (viii) issue Common Stock within the  provisions of the Stock
Incentive Plan, (ix) assist any Participant in the exercise of one or more awards, (x) determine to what extent and under what circumstances loans extended under any financial assistance arrangement would be forgiven by the Company in whole or in part, (xi) accelerate the benefits of an award in the event of a Corporate Transaction or Change of Control, as defined below, or in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, entry into public or military service with a related leave of absence from the Company, hardship or other special circumstances, (xii) make such adjustments in the number, option prices and kind of shares or other rights covered by outstanding awards or otherwise issuable under the Stock Incentive Plan, to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from any stock dividend, stock split, exchange or combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, split-off, split-up, reorganization, liquidation of assets or issuance of warrants in any corporate transaction, (xiii) interpret the provisions of the Stock Incentive Plan and any award issued thereunder, and (xiv) delegate certain decisions to officers of the Company, provided that no delegation may be made that would cause any award to cease to be exempt from Section 16(b) of the Exchange Act. Administration of the proposed automatic option grant program for eligible non-
employee directors shall be self executing. All determinations by the Compensation Committee are final and binding.

         Amendment and Termination. The Compensation Committee may amend the Stock Incentive Plan; provided, however, that no such amendment may increase the maximum number of shares of Common Stock, Performance Units or SARs issuable in the aggregate or to any one Participant, or cause the Stock Incentive Plan to cease to satisfy any applicable condition of Rule 16b-3 of the Exchange Act, without the approval of the Stockholders. The Stock Incentive Plan will terminate on the earlier of July 8, 2008 or the date on which all awards available for issuance during the last year of the Stock Incentive Plan shall have been issued or canceled.

         Limitations on Awards. The number of shares reserved for issuance pursuant to awards granted under the Plan each year shall be equal to 3% of the issued and outstanding shares of Common Stock on January 1 of each year, commencing on January 1, 1998. No grants or awards are required to be made during any calendar year. Shares of Common Stock not used for grants or awards in any calendar year would not be carried over into the following year. In no event shall the total number of shares of Common Stock covered by grants and awards or the number of Stock Appreciation Rights or Performance Units to any one individual exceed 500,000 per year or 2,000,000 over the term of the Stock Incentive Plan. In addition, the total number of Performance Units granted to all participants under the Stock Incentive Plan may not exceed 3,000,000. No Incentive Stock Option, Nonqualified Option or Free-standing Stock Appreciation Right may be exercised more than 10 years from the date of grant.

         Pricing and Payment of Options. The per-share exercise price of each stock option granted under the Stock Incentive Plan will be established by the Compensation Committee at the time of award. Subject to the provisions of the Code, stock option grants to Participants may be either Incentive Stock Options or Nonqualified Stock Options. In the case of an Incentive Stock Option, the per share exercise price may be no less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of an optionee who owns, directly or indirectly, 10% or more of the outstanding voting power of all classes of stock of the Company). In the case of a Nonqualified Stock Option, the per share exercise price may be no less than 85% of the fair market value of Common Stock on the date of grant. With respect to Incentive Stock Options, the aggregate market value of the Common Stock for which one or more options granted to any optionee may become exercisable during any one calendar year may not exceed $100,000.

         Under the Stock Incentive Plan, the purchase price of an option is payable upon exercise (i) in cash, (ii) in nonforfeitable, unrestricted Common Stock already owned by a Participant, (iii) through a sale and remittance procedure by which a Participant delivers concurrent written instructions to a Company-designated brokerage firm to immediately sell the purchased Common Stock and remit to the Company sufficient funds to pay for the options exercised and by which the Company delivers the certificates for the purchased Common Stock directly to the brokerage firm, or (iv) in any other legal consideration that the Compensation Committee may deem appropriate. For a Nonqualified Option, a grant may also provide that payment may be made in the form of Restricted Shares subject to risk of forfeiture or restrictions on transfer, provided that such risks of forfeiture and restrictions on transfer shall apply to the same number of shares of Common Stock received by the Participant as applied to the forfeitable or restricted Common Stock surrendered by the Participant.

         The Compensation Committee may, in its discretion, assist any Participant in the exercise of one or more awards under the Stock Incentive Plan, including the satisfaction of any federal, state, local and foreign income and employment tax obligations arising therefrom, by extending a loan to such Participant, by permitting the Participant to pay the exercise price in installments or by granting a cash bonus to the Participant to permit the Participant to pay tax obligations. Loans or installment payments may be authorized either with or without collateral; however, the maximum loan or installment available may not exceed the exercise price (less the par value of such Common Stock) plus applicable federal, state and local income and employment tax obligations incurred by the Participant in connection with the acquisition. In addition, the Compensation Committee at its discretion may forgive one or more loans extended to a Participant (but not that portion of a loan equal to the par value of the Common Stock acquired).

         Under the Stock Incentive Plan, a stock option grant may provide for the automatic grant to a participant of Reload Option Rights upon the exercise of Incentive Stock Options or Nonqualified Options, provided that the term of any Reload Option Right shall not extend beyond the term of the option originally exercised.

         Incentive Stock Options. Incentive Stock Options, within the meaning of
Section 422 of the Code ("ISOs"), may be granted at the discretion of the Compensation Committee under the Stock Incentive Plan. No provision of the Stock Incentive Plan relating to ISOs may be interpreted or authority exercised so as to disqualify the awards or the Stock Incentive Plan under Section 422 of the Code.

         Stock Appreciation Rights. Stock Appreciation Rights ("SARs") may be granted under the Stock Incentive Plan either in tandem with an ISO or Nonqualified Option, or free-standing. A Tandem SAR permits the Participant to receive, upon exercise of the SAR, cash and/or Common Stock at the discretion of the Participant or Compensation Committee in accordance with the grant, equal in value to the excess of the then per share fair market value on the date of exercise over the per share purchase price of the ISO or Nonqualified Option to which it relates multiplied by the number of shares as to which such SAR is being exercised. Upon the exercise of a Tandem SAR, the related ISO or Nonqualified Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of an ISO or Nonqualified Option, the Tandem SAR relating to such option shall be canceled to the extent of the number of shares as to which the ISO or Nonqualified Option is exercised. A Free-standing SAR permits the Participant to receive, upon exercise of the SAR, cash equal to the excess of the then per share fair market value of Common Stock over the exercise price per share, multiplied times the equivalent number of shares covered by the SAR.

         Exercisability of ISOs, Nonqualified Options and SARs. The Compensation Committee has the authority to determine the vesting and exercise provisions of all awards granted under the Stock Incentive Plan. Special exercise rules apply, as described below, for the exercisability of Incentive Stock Options after termination of employment or permanent and total disability.

         The Compensation Committee, in its sole discretion, may accelerate the benefits of any award under the Stock Incentive Plan in the event of a Corporate Transaction or Change of Control, with such acceleration rights being granted in connection with an award pursuant to an agreement evidencing the same or at any time after an award has been granted to a Participant. "Corporate Transaction" means (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger. "Change of Control" means a change in ownership or control of the Company either by (i) the direct or indirect acquisition by any person or related group of persons other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's Stockholders or other transaction, in each case which the Company's Board of Directors does not recommend such Stockholders to accept; or (ii) a change in the composition of the Company's Board of Directors over a period of 36 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either have been Board members continuously since the beginning of such period or have been elected or nominated for election as Board members during such period by at least a majority of the Board members continuously serving at the beginning of such period who were still in office at the time such election or nomination was approved by the Board.

         Restricted and Deferred Shares. The Stock Incentive Plan permits the Compensation Committee to grant or sell shares of Common Stock to Participants with a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Compensation Committee as of the date of the award. Each grant or sale will constitute an immediate transfer of the ownership of Common Stock to the Participant in consideration of the performance of services, permitting such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer adopted at the date of the award. The Common Stock subject to the restrictions may not be sold, assigned, transferred, pledged or otherwise encumbered, and any dividends or other distributions paid on the Restricted Shares will be sequestered and reinvested on an immediate or deferred basis.

         The Compensation Committee may also authorize grants or sales of Deferred Shares to Participants. Each grant or sale of Deferred Shares will constitute an agreement by the Company to issue or transfer Common Stock to a Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify. Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment that is less than the fair market value on the date of grant. During the Deferral Period, the Participant will not have any rights of ownership in the Deferred Shares and will not have the right to vote the Deferred Shares. The Compensation Committee may, at its sole discretion, authorize the payment of dividend equivalents on the Deferred Shares in cash or additional shares of Common Stock on a current, deferred or contingent basis.

         Performance Shares and Performance Units. Under the Stock Incentive Plan, the Compensation Committee may award Performance Shares and/or Performance Units, which shall become payable to a Participant upon the achievement of specific performance objectives established by the Compensation Committee. Each grant shall specify the number of available Performance Shares or Performance Units, a Performance Period and Management Objectives that must be achieved by the Participant, which may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the division, business unit, subsidiary, department or function with respect to which the Participant is employed or provides consulting services.

         Restrictions on Resale. No person who acquires shares of Common Stock under the Stock Incentive Plan may, during any period of time that such person is an "affiliate" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission under the Securities Act, offer to sell such shares of Common Stock unless such offer and sale is made (i) pursuant to an effective registration statement under the Securities Act, or (ii) pursuant to an appropriate exemption from the registration requirements of the Securities Act, such as are set forth in Rule 144 promulgated thereunder.

         Under Section 16 of the Exchange Act, any person who is a beneficial owner of more than 10% of any equity security of the Company registered under the Exchange Act (such as the Common Stock of the Company), or an executive officer or director of the Company, is deemed to be an "affiliate" of the Company and may be liable to the Company for any profit realized from any sale of Common Stock or any other equity security of the Company within a period of less than six months before or after any purchase of an equity security of the Company, irrespective of the intention on the part of such person in entering into the transaction.

         Federal Income Tax Considerations. The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the Stock Incentive Plan. The following discussion does not address state, local or foreign tax consequences.

         A Participant will not recognize taxable income upon the grant or exercise of an ISO except under certain circumstances when the exercise price is paid with already-owned shares of Common Stock that were acquired through the previous exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the ISO is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. The Company will not be entitled to any deduction with respect to the grant or exercise of an ISO.

         If shares acquired upon exercise of an ISO are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such shares by the Participant and (ii) the Company will not be allowed a deduction in connection with such ISO or the Common Stock acquired pursuant to the exercise of the ISO. If a sale of such Common Stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of a Participant to utilize a long-term capital loss will depend upon the Participant's other tax attributes and the statutory limitations on capital loss deductions not discussed herein. To the extent that alternative minimum taxable income was recognized on exercise of the ISO, the basis in the Common Stock acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

         A "disqualifying disposition" will result if Common Stock acquired upon the exercise of an ISO (except in the circumstances of a decedent's ISO as described below) is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition (except in the case of a Participant subject to restrictions under Section 16 of the Exchange Act, as noted below), the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on disposition. If the amount realized on the sale is less than the exercise price, then the Participant will recognize no ordinary income, and the recognized loss will be reportable as a short-term capital loss. The Participant will report as a short-term capital gain, as applicable, any amount recognized in excess of the fair market value on the date of exercise, and the Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. To the extent that alternative minimum taxable income was recognized on exercise of the ISO, the basis in the Common Stock acquired may be higher for determining a short-term capital gain or loss for alternative minimum tax purposes.

         The general rules discussed above are different if the Participant disposes of the shares of Common Stock in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the Participant. Examples of these dispositions include gifts or sales to related parties such as members of the Participant's family and corporations or entities in which the Participant owns a majority equity interest. In such circumstances, the Participant would recognize ordinary income equal to the difference between the exercise price of the Common Stock and the fair market value of the Common Stock on the date of exercise. The amount of ordinary income would not be limited by the price at which the Common Stock was actually sold by the Participant.

         If the Participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an ISO must be exercised within three months of such termination in order to be eligible for the tax treatment of the ISOs described above, provided the ISO Holding Period requirements are met.

If a Participant terminates employment because of a permanent and total disability, the ISO will be eligible for such treatment if it is exercised within one year of the date of termination of employment, provided the ISO Holding Period requirements are met. In the event of a Participant's death, the ISO will be eligible for such treatment if exercised by the Participant's legatees, personal representatives or distributees within one year from the date of death, provided that the death occurred while the Participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

         In general, a Participant to whom a Nonqualified Option is granted will recognize no taxable income at the time of the grant. Upon exercise of a Nonqualified Option, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the Nonqualified Option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income, subject to the limitations of Section 162(m) of the Code.

         For purposes of the alternative minimum tax applicable to individuals, the exercise of an ISO is treated in the same manner as the exercise of a Nonqualified Option. Thus, a Participant must, in the year of option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income currently, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

         With regard to an SAR, a Participant will not recognize income when an SAR is granted. Upon exercise of an SAR, the Participant will recognize as ordinary income the amount of cash and/or the fair market value of any Common Stock received. Shares of Common Stock received upon exercise of an SAR will have a tax basis equal to their fair market value on the date received. On the disposition of such shares, any additional gain or any loss recognized will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

         For Performance Shares, no taxable income is recognized by the Participant upon the grant of a Performance Share award. The Participant must recognize as ordinary income the fair market value of any shares of Common Stock actually delivered in accordance with the terms of the Performance Share award. Special rules apply to affiliates of the Company. On the disposition by the Participant of any Common Stock received pursuant to a Performance Share award, any additional gain or loss recognized will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

         For Performance Units, if payments are made in cash, the Participant incurs ordinary income when payment is made, and the Company will be entitled to a deduction equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income.

         With regard to Restricted Stock, neither the Company nor the Participant receiving a Restricted Stock Award will realize any federal tax consequences at the time the award is granted. If, however, the Participant makes a Section 83(b) election under the Code within 30 days of the date of the grant, then special rules will apply. A Participant who is granted Restricted Stock may make a Section 83(b) election, within 30 days of the grant, to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation or depreciation in the value of the shares of Common Stock granted shall be taxed as a capital gain or loss upon a subsequent sale of the Common Stock. The Company will be entitled to deduct as a compensation expense the same amount as the Participant is required to recognize as ordinary income in the same year as the Participant includes the amount in income for federal tax purposes, subject to the limitations set forth in Section 162(m) of the Code. If a Participant does not make a Section 83(b) election, then the grant will be taxed as compensation income at the fair market value on the date the restrictions lapse. If a Section 83(b) election is made and the Common Stock is subsequently forfeited, a loss is not allowed.

         With regard to Deferred Shares, no taxable income is recognized by the Participant at the time of the grant. The Participant must recognize as ordinary income the difference between the fair market value of any shares of Common Stock actually delivered in accordance with the terms of the Deferred Shares grant and the purchase price, if any, paid by the Participant for such shares. On the disposition by the Participant of any Common Stock received under a Deferred Shares grant, any additional gain or any loss recognized will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the Participant, subject to the limitations of Section 162(m) of the Code.

         The Company is required to withhold certain income taxes from Participants upon exercises of Nonqualified Options, SARs and Performance Shares or the lapsing of restrictions or time periods for Restricted Shares or Deferred Shares. The Company will be entitled to a business expense deduction for both financial statement and federal income tax purposes equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income from the exercise of Nonqualified Options, SARs and Performance Shares.

         In addition to the foregoing federal tax consequences, the exercise, ultimate sale or other disposition of awards by Participants will in most cases be subject to state income taxation.

New Plan Benefits

         Because awards under the Stock Incentive Plan are in the discretion of the Compensation Committee, the benefits to be received by Participants as a result of the Plan are not presently determinable.

Voting Requirements

         Each holder of Common Stock is entitled to one vote per share held.

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposal Two. Proxies solicited by the Board of Directors will be voted for approval of the Proposal Two. Stockholders are not entitled to cumulate votes.

FOR THIS PURPOSE, A STOCKHOLDER VOTING THROUGH A PROXY WHO ABSTAINS WITH RESPECT TO APPROVAL OF PROPOSAL TWO IS CONSIDERED TO BE PRESENT AND ENTITLED TO VOTE ON THE APPROVAL OF PROPOSAL TWO AT THE MEETING, AND IS IN EFFECT A NEGATIVE VOTE, BUT A STOCKHOLDER (INCLUDING A BROKER) WHO DOES NOT GIVE AUTHORITY TO A PROXY TO VOTE ON THE APPROVAL OF PROPOSAL TWO SHALL NOT BE CONSIDERED PRESENT AND ENTITLED TO VOTE ON PROPOSAL TWO.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO.

                                 PROPOSAL THREE:

                              ELECTION OF DIRECTORS

Nominees

         The Board of Directors currently consists of four members holding seats to serve as members until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, unless they earlier resign or are removed from office. The Company's Bylaws presently provide for a Board of Directors of not less than three (3) nor more than fifteen (15) in number, with the exact number to be fixed as provided in the Company's Bylaws.

         The Board of Directors proposes that Gerald J. Colangelo, David H. Eaton, Mel L. Shultz, Richard H. Dozer, Mitchell S. Vance and Dale M. Jensen be elected to serve as the members of the Board of Directors. All but Mr. Vance are currently serving as directors. A brief description of the business experience of each nominee is set forth below in the table under the heading "Directors and Executive Officers." Unless otherwise instructed, the persons named in the accompanying proxy will vote FOR the election of such nominees. All of the nominees have consented to being named herein and have indicated their intention to serve if elected. If for any reason any nominee should become unable to serve as a director, the accompanying proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

Voting Requirements

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of the election of directors. Proxies solicited by the Board of Directors will be voted for approval of the election of directors. Stockholders are entitled to cumulate their votes with respect to the election of directors and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as they choose, provided that votes cannot be cast for more than the total number of directors to be elected. In order to cumulate votes, at least one Stockholder must announce, prior to the casting of votes for the election of directors, that he or she intends to cumulate votes. As is indicated in the proxy, discretionary power to cumulate votes is being solicited. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee.

FOR THIS PURPOSE, A STOCKHOLDER VOTING THROUGH A PROXY WHO ABSTAINS WITH RESPECT TO APPROVAL OF THE ELECTION OF DIRECTORS IS CONSIDERED TO BE PRESENT AND ENTITLED TO VOTE ON THE APPROVAL OF THE ELECTION OF DIRECTORS AT THE MEETING, AND IS IN EFFECT A NEGATIVE VOTE, BUT A STOCKHOLDER (INCLUDING A BROKER) WHO DOES NOT GIVE AUTHORITY TO A PROXY TO VOTE ON THE ELECTION OF DIRECTORS SHALL NOT BE CONSIDERED PRESENT AND ENTITLED TO VOTE ON THE ELECTION OF DIRECTORS.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL THREE.

Directors and Executive Officers

         The following table sets forth certain information with respect to the directors, director nominee and executive officers of the Company as of March 31, 1998.

Name                    Age      Position, Tenure and Experience
----                    ---      -------------------------------

David H. Eaton           62      Mr.  Eaton has served as Chairman of the Board of  Directors  of the Company since February 29, 1988, and as its Chief  Executive
                                 Officer  since June 1, 1998.  Mr.  Eaton serves as a Director of
                                 Stratford  American  Resource  Corporation  ("SARC"),  Stratford
                                 American Energy  Corporation  ("SAEC"),  Stratford American Gold
                                 Venture  Corporation  ("SAGVC") and  Stratford  American

                                 Oil and Gas  Corporation  ("SAOGC"),  as a  Director  and  Chief
                                 Executive Officer of Stratford American Car Rental Systems, Inc.
                                 ("SCRS"),  and as a  Director  and the  President  of  Stratford
                                 American Properties Corporation ("SAPC").

Gerald J. Colangelo      58      Mr.  Colangelo  has been a Director of the  Company  since April
                                 26,  1989.  He is also a Director of SCRS,  SAPC and SAGVC.  Mr.
                                 Colangelo   currently  is  the  President  and  Chief  Executive
                                 Officer  of  the  Phoenix  Suns  of  the   National   Basketball
                                 Association,  and has been the General Manager of the Suns since their inception in 1968.  Additionally,  Mr. Colangelo currently
                                 serves  as  the   managing   general   partner  of  the  Arizona
                                 Diamondbacks,  a new Major League  Baseball  franchise,  and has served in that position since its inception in February 1994.

Richard H. Dozer         41      Mr.  Dozer has been a Director  of the  Company  since March 25,
                                 1998.   Mr.   Dozer   joined  the  Phoenix   Suns   Professional
                                 Basketball  franchise  in July  1987 as  Business  Manager,  was promoted to Vice President and Chief  Operating  Officer in June
                                 of 1989, and served in that position  until March 9, 1995,  when he was named  President  of the Arizona  Diamondbacks,  where he serves today.

Dale M. Jensen           48      Mr.  Jensen has been a Director of the  Company  since March 25,
                                 1998. Mr. Jensen was the  co-founder  and former  Executive Vice
                                 President of Information  Technology,  Inc., a computer software provider  to  banks  and  savings  and  loan  associations.  Mr.
                                 Jensen retired from that position when  Information  Technology,
                                 Inc.  was  sold  in 1995  and has  been  managing  his  personal investments  since that time. Mr.  Jensen's  current  investment
                                 holdings  include  ranch  and  farm  properties,   oil  and  gas
                                 development and exploration, real estate development,  including world class golf courses,  hotels,  restaurants  and  convention centers,  High Five Entertainment and an interest in the Phoenix
                                 Suns and the Arizona Diamondbacks.

Mel L. Shultz            47      Mr.  Shultz has been a Director and the President of the Company since May 20, 1987.  Prior to 1987,  Mr.  Shultz was involved on his  own  behalf  in  real  estate  development  and oil and gas investment.  Mr.  Shultz is also a Director and the President of
                                 SCRS, SARC, SAEC, SAGVC, and SAOGC, and a Director of SAPC.

Mitchell S. Vance        35      Mr.  Vance is a nominee  to  become a  director.  From  February
                                 1993  to  March  1998,  Mr.  Vance  was  a  Partner  of  Pacific
                                 Mezzanine Investors,  a private investment firm based in Newport
                                 Beach,  California,  which  invests in  private  equity and debt securities  primarily for leveraged  buyouts and for  late-stage venture  investments,  and manages  over $350 million of capital for eight  institutional  limited  partners.  From 1990 to 1993,
                                 Mr. Vance was a General  Partner of Tessler,  Geisz and Vance, a
                                 New York based private  leveraged buyout firm.  Previously,  Mr.
                                 Vance  was an  associate  with  the  leveraged  buyout  firm  of
                                 Levine,   Tessler,   Leichtman  &  Company  in  Beverly   Hills,
                                 California  and he began  his  career as an  investment  manager with  First  Westinghouse  Capital  Corporation  in  Pittsburgh,
                                 Pennsylvania.

                                 Mr.  Vance  is  currently  or has been a board  member  of Suiza
                                 Foods Corporation, Smarte Carte, Inc. And U.S. Vantage Corp.

Timothy A. Laos          44      Mr. Laos has been the Vice President,  Chief Financial  Officer,
                                 Treasurer and  Secretary of the Company  since March 1995.  From
                                 1992  through  March  1995,  Mr.  Laos  served as the  corporate controller  for the  Haworth  Corporation,  a local real  estate developer.  Mr. Laos is also the Vice  President,  Treasurer and
                                 Secretary of SCRS, SARC, SAEC,  SAGVC,  SAPC and SAOGC, and also serves as a Director  of SAPC.  Mr. Laos  devotes  approximately half of his time to the  activities  of the  Company  and  SCRS,
                                 SARC, SAEC, SAGVC, SAPC and SADGC

Board Meetings and Committees of the Board of Directors

         During the fiscal year ended December 31, 1997, the Board of Directors met 1 time. During the fiscal year ended December 31, 1997, all incumbent directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors (held during the period for which such person was a director).

         The Board of Directors, as a whole, serves as the Audit Committee. In that capacity, the Board of Directors meets to review audit plans and activities, reviews the Company's system of internal financial controls, approves all significant fees for audit and non-audit services provided by the independent auditors, and recommends the annual selection of independent auditors.

         The  Company  does  not  have  standing   nominating  or   compensation
committees of the Board of Directors, and the functions typically performed by those kinds of committees are performed by the full Board of the Company.

Compensation of Directors

         The Company generally does not compensate its directors for services as such, but reimburses them for reasonable expenses involved in attending meetings. In addition, the directors will be eligible for awards under the Stock Incentive Plan described in Proposal Two, if it is approved by the Stockholders.

Executive Compensation

         The following table sets forth the compensation paid to the Chief Executive Officer and the President of the Company (collectively, the "Named
Executive Officers") for services rendered in all capacities to the Company during the periods indicated. Compensation for each of the Company's other executive officers was less than $100,000 during such periods.

                           Summary Compensation Table


                                                  Annual Compensation
                                                  -------------------

                                       ----------------------------------------------

 Name and Principal       Year Ended   Salary ($)(1)   Bonus ($)(2)    Other Annual
 -------------------      ----------   -------------   ---------       ------------
 Position                                                             Compensation(3)
 --------                                                             ---------------

David H. Eaton               1997         $75,000          --               --
Chief Executive Officer      1996         $75,000          --               --
                             1995         $75,000          --            $31,250

Mel L. Shultz                1997         $75,000          --               --
President                    1996         $75,000          --               --
                             1995            --         $150,000            --

----------

(1)      Mr. Shultz elected not to receive a salary during 1995.

(2) Subsequent to the sale of the University Center Project in 1995, Mr. Shultz was paid a bonus for his performance in directing the sale and for his work in other various projects for the Company.

(3) Mr. Eaton elected to defer payment of a portion of his salary during 1994. The amount, recorded as a liability in the year earned, was completely paid in 1995 as reflected above.

Option Grants

         The Company had not previously adopted any stock option plan and has not made any grants pursuant to the proposed Stock Incentive Plan, the terms of which are summarized in connection with Proposal Two of this Proxy Statement. The Company did not grant any stock options to the Named Executive Officers during the fiscal year ended December 31, 1997.

Aggregated Option Exercises and Fiscal Year-End Option Values

         The following table sets forth information with respect to the number of unexercised options held by the Named Executive Officers at December 31, 1997. None of such options are in-the-money and no Named Executive Officer exercised any options during the fiscal year ended December 31, 1997.

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

      Name         Shares Acquired   Value Realized        Number of          Value of
                     on Exercise           ($)             Securities        Unexercised
                         (#)                           Underlying Options   In-the-Money
                                                         at FY-End (#)       Options at
                                                          Exercisable/       FY-End ($)
                                                         Unexercisable      Exercisable/
                                                                            Unexercisable
----------------   --------------    ---------------   ------------------   -------------

Mel L. Shultz         3,000,000          $90,000              --                  --

Termination of Employment and Change of Control Agreements

         The Company has no compensatory plans or arrangements that will result from the termination of employment of any executive officer or other employee or from a change of control of the Company or a change in any employee's responsibilities following a change in control.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to provide the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% stockholders were satisfied during the fiscal year ended December 31, 1997.

Certain Transactions

         All transactions between the Company and its officers, directors, principal shareholders or affiliates have been and will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties and have been and will be approved by a majority of the disinterested directors of the Company.

         Guarantee. David H. Eaton, Mel L. Shultz and Gerald J. Colangelo, in their capacities as the officers and/or directors of SAPC, and as previous direct shareholders of the Company, personally guaranteed an obligation owed by SAPC. The Company executed an Indemnification Agreement to indemnify the guarantors with respect to the guarantee. The terms of the guarantee were as follows:

          Guarantors                            Amount of Debt                  Payee
          ----------                            --------------                  -----

David H. Eaton, Mel L. Shultz and   $300,000  due  April  1997,  interest   Bank of America
Gerald J. Colangelo                 due quarterly  commencing August 1994
                                    at    lender's     reference    rate,
                                    unsecured.

This obligation, including accrued interest, was paid in full on April 30, 1997.

         Promissory Note. In March 1990, the Company executed a convertible debenture note (the "Debenture") in the principal amount of $213,691 payable to David H. Eaton. The Debenture bore interest at the rate of 12% per annum. The Debenture was originally due and payable in full on April 15, 1991, but contained provisions which automatically extended the term for successive 30-day periods until Mr. Eaton demanded payment in full. Alternatively, Mr. Eaton was entitled to convert the Debenture to shares of the Company's common stock at the conversion price of 5/32 which was the closing price of the Company's common stock on the date the liability to Mr. Eaton arose. The Debenture was unanimously approved by the Board of Directors of the Company, with Mr. Eaton abstaining.

         In February, 1998, the Company and Mr. Eaton agreed to convert the Debenture into a promissory note (the "Note") in the principal amount of $343,240. The Note bears interest at the rate of 12% per annum and requires monthly payments of $6,000, which commenced on March 1, 1998. Mr. Eaton has the option on February 1, 1999, or at any time thereafter, to demand payment in full of all principal and accrued interest due under the Note. The conversion of the Debenture for the Note and the terms of the Note were unanimously approved by the Board of Directors of the Company, with Mr. Eaton abstaining.

                                 PROPOSAL FOUR:

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Previous Independent Public Accountants

         On February 14, 1996, the Company dismissed Price Waterhouse LLP as its independent accounts. The Board of Directors, as a whole, serves as the Company's Audit Committee. In that capacity, the Board of Directors participated in and approved the decision to change independent accountants.

         The report of Price Waterhouse LLP on the financial statements for the fiscal year ended December 31, 1994 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. The report of Price Waterhouse LLP on the financial statements for the fiscal year ended December 31, 1993, contained no adverse opinion or disclaimer but did contain an explanatory paragraph as to uncertainty, stating that the Company had a net capital deficiency raising substantial doubt about the Company's ability to continue as a going concern.

         In connection with its audits for the two most recent years prior to the dismissal and through February 14, 1996, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         The Company received from Price Waterhouse LLP a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 15, 1996, was filed as Exhibit 16.1 to the Form 8-K which was filed with the SEC on February 22, 1996.

         The Company engaged KPMG Peat Marwick LLP as its new independent accountants as of February 14, 1996.

Ratification of Appointment of Independent Public Accountants

         The Company's Board of Directors has selected, and is submitting to the Stockholders for ratification, the appointment of KPMG Peat Marwick LLP to serve as independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1998 and to perform other accounting services as may be requested by the Company. KPMG Peat Marwick LLP has acted as independent public accountants for the Company since its appointment effective February 14, 1996.

         Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement if they desire to do so.

         Although it is not required to do so, the Board of Directors has submitted the selection of KPMG Peat Marwick LLP to the Stockholders for ratification.

Voting Requirements

         Each holder of Common Stock is entitled to one vote per share held.

         The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposal Four. Proxies solicited by the Board of Directors will be voted for approval of Proposal Four. Stockholders are not entitled to cumulate votes.

FOR THIS PURPOSE, A STOCKHOLDER VOTING THROUGH A PROXY WHO ABSTAINS WITH RESPECT TO APPROVAL OF PROPOSAL FOUR IS CONSIDERED TO BE PRESENT AND ENTITLED TO VOTE ON THE APPROVAL OF PROPOSAL FOUR AT THE MEETING, AND IS IN EFFECT A NEGATIVE VOTE, BUT A STOCKHOLDER (INCLUDING A BROKER) WHO DOES NOT GIVE AUTHORITY TO A PROXY TO VOTE ON THE APPROVAL OF PROPOSAL FOUR SHALL NOT BE CONSIDERED PRESENT AND ENTITLED TO VOTE ON PROPOSAL FOUR.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL FOUR.

                                 OTHER BUSINESS

         The Company's Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting of the Stockholders other than those described above. If other business requiring a vote of Stockholders is properly presented at the meeting, proxies will be voted in accordance with the judgment on such matters of the person or persons acting as proxy. If any matter not appropriate for action at the Annual Meeting should be presented, the holders of the proxies will vote against consideration thereof or action thereon.

                              STOCKHOLDER PROPOSALS

         The Company welcomes comments or suggestions from its Stockholders. If a Stockholder desires to have a proposal formally considered at the 1999 Annual Meeting of Stockholders, and evaluated by the Board for possible inclusion in the Proxy Statement for that meeting, the proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act) must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before January 30, 1999.

                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders, with audited financial statements, accompanies this Proxy Statement and was mailed this date to all Stockholders of record as of the Record Date. The Company will furnish to any Stockholder submitting a request, without charge, a copy of the Company's Annual Report on Form 10-KSB. Any exhibit to the Annual Report on Form 10-KSB will be furnished to any Stockholder of the Company. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.


                                        By Order of the Board of Directors,

                                        /s/ Timothy A. Laos

                                        Timothy A. Laos, Secretary

Phoenix, Arizona
May 30, 1998

                                    EXHIBIT 1
                                    ---------


         The first paragraph of Article IV of the Articles of  Incorporation  of

Stratford American Corporation is amended to read as follows:


                                       IV.

                               AUTHORIZED CAPITAL
                               ------------------

         "1. Aggregate Capital. The aggregate number of shares which the corporation shall have authority to issue is One Hundred Fifty Million (150,000,000) consisting of One Hundred Million (100,000,000) common shares, one cent ($0.01) par value (the "Common Stock") and Fifty Million (50,000,000) preferred shares, one cent ($0.01) par value. Each fifteen (15) shares of the Corporation's Common Stock issued as of the date and time immediately following the filing of this Amendment to the Articles of Incorporation (the "Split Effective Date") shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of the Corporation Common Stock; provided, however, that any fractional interest resulting from such change and classification shall be rounded upward to the nearest whole share."

                                    EXHIBIT 2
                                    ---------


                         STRATFORD AMERICAN CORPORATION

                            1998 STOCK INCENTIVE PLAN


         1. Purposes. The purposes of this Plan are to attract, retain and motivate officers and other key employees of and consultants to Stratford American Corporation (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Corporation's business and increases in stockholder value.

         2. Definitions. As used in this Plan,

         "Appreciation  Right"  means a right  granted  pursuant to Section 5 of
this  Plan,   including  a  Free-standing   Appreciation   Right  and  a  Tandem
Appreciation Right.

         "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

         "Board" means the Board of Directors of the Corporation.

         "Change of Control" means a change in ownership or control of the Corporation effected through either of the following transactions:

                  a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders or other transaction, in each case which the Board does not recommend such stockholders to accept; or

                  b. a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the committee described in Section 15(a) of this Plan.

         "Common Shares" means (i) shares of the Common Stock, par value $.01 per share, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 11 of this Plan.

         "Corporate Transaction" means any of the following stockholder-approved transactions to which the Corporation is a party:

                  a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

                  b.  the  sale,   transfer  or  other  disposition  of  all  or
substantially all of the assets of the

Corporation in complete liquidation or dissolution of the Corporation, or

                  c.  any  reverse  merger  in  which  the  Corporation  is  the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

         "Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

         "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

         "Deferred Shares" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

         "Effective  Date" means the effective  date of this Plan as provided in
Section 18(a).

         "Eligible Director" means a non-employee director identified in Section 21(a).

         "Free-standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

         "Incentive Stock Option" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

         "Management Objectives" means the achievement or performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Restricted Shares.

         "Market Value per Share" means the fair market value of the Common Shares as determined by the Committee in accordance with the following provisions:

                  a. If the Common Shares are not at the time listed or admitted to trading on any national securities exchange but are traded on the NASDAQ National Market System, the Market Value per Share shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the NASDAQ National Market System or any successor system. If there is no reported closing selling price for the Common Shares on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of the Market Value per Share.

                  b. If the Common Shares are at the time listed or admitted to trading on any national securities exchange, then the Market Value per Share shall be the closing selling price per share on the date in question on the securities exchange determined by the Committee to be the primary market for the Common Shares, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Shares on such exchange on the date in question, then the Market Value per Share shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  c. If the Common Shares are on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the NASDAQ National Market System, then the Market Value per Share on such date shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

         "1934 Act" means the Securities Exchange Act of 1934, as amended.

         "Nonqualified Option" means an Option Right that is not intended to qualify as a Tax-qualified Option.

         "Optionee" means the person so designated in an agreement evidencing an outstanding Option Right.

         "Option Price" means the purchase price payable upon the exercise of an Option Right.

         "Option Right" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-qualified Option granted pursuant to Section 4 of this Plan.

         "Participant" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of or a consultant or advisor to the Corporation or any Subsidiary,
(ii) is at that time a member of the Board, or (iii) has agreed to commence serving in any capacity described in (i) or (ii).

         "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

         "Performance   Share"  means  a  bookkeeping  entry  that  records  the
equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

         "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

         "Reload Option Rights" means additional Option Rights automatically granted to an Optionee upon the exercise of Option Rights pursuant to Section 4(g) of this Plan.

         "Restricted  Shares"  means Common  Shares  granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

         "Rule 16b-3" means Rules 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the 1934 Act, or any successor rule to the same effect.

         "Spread" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

         "Subsidiary" means a corporation, partnership, joint venture, limited liability company, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50% of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

         "Tandem   Appreciation  Right"  means  an  Appreciation  Right  granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

         "Tax-qualified Option" means an Option Right that is intended to qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

         3. Shares and Performance Units Available under the Plan.

                  (a) Subject to adjustment as provided in Section 11 of this Plan, the total number of Common Shares available for grant under the Plan in each calendar year shall be equal to 3% of the total number of Common Shares outstanding as of the first day of each such calendar year for which the Plan is in effect, commencing with January 1, 1998; provided that any Common Shares available for grant in any particular calendar year which are not, in fact, granted in such year shall not be added to the Common Shares available for grant in any subsequent calendar year. In no event shall the aggregate number of Common Shares covered by grants and awards to any one individual participating in the Plan exceed 500,000 shares per year or 2,000,000 shares over the term of the Plan. Common Shares awarded under this Plan may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For the purposes of this Section 3(a):

                           (i) Upon  payment in cash of the benefit  provided by
any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

                           (ii) Common Shares covered by any award granted under
this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

                  (b) In no event shall the aggregate Appreciation Rights which may be granted to any one individual participating in the Plan exceed 500,000 Appreciation Rights per year or 2,000,000 over the term of the Plan.

                  (c) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 3,000,000 Performance Units that are granted under this Plan and are paid in Common Shares or are not earned by the Participant at the end of the Performance Period shall be available for future grants of Performance Units hereunder.

         4. Option Rights. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Common Shares to which it pertains; provided, however, that no Participant shall be granted Option Rights for more than 500,000 Common Shares in any one fiscal year of the Corporation, subject to adjustment as provided in Section 11 of this Plan.

                  (a) Each grant shall specify an Option Price per Common Share, which, in the case of Incentive Stock Options, shall be equal to or greater than the Market Value per Share on the Date of Grant and which, in the case of Nonqualified Options, shall be equal to or greater than 85% of the Market Value per Share on the Date of Grant.

                  (b) With respect to Incentive Stock Options, the aggregate Market Value (determined as of the respective Date or Dates of Grant) of the Common Shares for which one or more options granted to any Optionee under this Plan may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000. To the extent that the Optionee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options under the federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of Common Shares for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable $100,000 limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a Nonqualified Option under the federal tax laws. In addition, if any individual to whom an Incentive Stock Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing 10% or more of the total combined voting power of all classes of stock of the Corporation or any Subsidiary, then the exercise price per share shall not be less than 110% of the Market Value per Share on the Date of Grant, and the option term shall not exceed five years, measured from the Date of Grant.

                  (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(e) below, on such basis as the Committee may determine in accordance with this Plan, and (iv) any combination of the foregoing.

                  (d) Any grant of a Nonqualified Option may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(e), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

                  (e) Each  grant  shall  provide  for  deferred  payment of the
Option Price through a sale and remittance procedure by which a Participant shall provide concurrent irrevocable written instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the purchased Common Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Common Shares, and (ii) the Corporation to deliver the certificates for the purchased Common Shares directly to such brokerage firm to complete the sale transaction.

                  (f) Any grant may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights for Common Shares or any other noncash consideration authorized under Sections 4(d) and (e) above; provided, however, that the term of any Reload Option Right shall not extend beyond the term of the Option Right originally exercised.

                  (g) Successive grants may be made to the same Optionee regardless of whether any Option Rights previously granted to the Optionee remain unexercised.

                  (h) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable.

                  (i) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Tax-qualified Options or combinations thereof.

                  (j) Any grant of a Nonqualified Option may provide for the payment to the Optionee of a dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

                  (k) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

                  (l) An Optionee shall have no stockholder rights with respect to Common Shares covered by any option until such person shall have exercised the option and paid the exercise price for the purchased shares.

                  (m) The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all outstanding Option Rights under this Section 4 and grant in substitution new Option Rights under the Plan covering the same or different numbers of Common Shares but with an exercise price not less than (i) 85% of the Market Value per Share on the new Date of Grant or (ii) 100% of the Market Value per Share on the new Date of Grant in the case of Incentive Stock Options.

                  (n) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         5. Appreciation Rights. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100%) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                  (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

                  (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

                  (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a Change of Control of the Corporation, Corporate Transaction or other similar transaction or event.

                  (e) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

                  (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

                  (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

                  (h) Regarding Free-standing Appreciation Rights only:

                           (i) Each  grant  shall  specify  in  respect  of each
Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                           (ii)  Successive  grants  may be  made  to  the  same
Participant   regardless  of  whether  any  Free-standing   Appreciation  Rights
previously granted to the Participant remain unexercised;

                           (iii) Each grant shall  specify the period or periods
of continuous employment, or continuous engagement of the consulting services, of the Participant by the Corporation or any Subsidiary that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable; and

                           (iv)  No  Free-standing  Appreciation  Right  granted
under this Plan may be exercised more than 10 years from the Date of Grant.

         6. Restricted Shares. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant.

                  (d) Each grant or sale shall provide that, during the period for which substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

                  (e) Any grant or sale may require that any or all dividends or other distributions paid on the

Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

                  (f) Successive grants or sales may be made to the same Participant regardless of whether any Restricted Shares previously granted or sold to a Participant remain restricted.

                  (g) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

         7. Deferred Shares. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

                  (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

                  (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant.

                  (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

                  (e) Successive grants or sales may be made to the same Participant regardless of whether any Deferred Shares previously granted or sold to a Participant have vested.

                  (f) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         8. Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

                  (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant.

                  (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services.

                  (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

                  (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                  (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

                  (g) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

                  (h) The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

                  (i) Successive grants may be made to the same Participant regardless of whether any Performance Shares or Performance Units granted to any Participant have vested.

                  (j) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         9. Corporate Transaction or Change of Control. In order to preserve a Participant's rights under an award granted pursuant to this Plan in the event of a Change of Control of or Corporate Transaction with respect to the Corporation, the Committee in its discretion may, at the time an award is made or at any time thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period or vesting relating to the exercise or realization of the award, (b) provide for the purchase of the award upon the Participant's request for an amount of cash or the property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (c) adjust the terms of the award in a manner determined by the Committee to reflect the Change of Control or Corporate Transaction, (d) cause the award to be assumed, or new rights substituted therefor, by another entity, or (e) make such other provision as the Committee may consider equitable and in the best interests of the Corporation.

         10. Transferability.

                  (a) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions upon transfer.

         11. Adjustments. The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such Option Rights and Appreciation Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any Corporate
Transaction, merger, consolidation, spin-off, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. The Committee may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan, the maximum number of Appreciation Rights specified in Section 3(b) of this Plan and the maximum number of Common Shares specified in Section 4(a) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11.

         12. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

         13. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Shares. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

         14. Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment or consulting services to enter public or military service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 10(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

         15. Administration of the Plan.

                  (a) This Plan shall be administered by the Board or by the Compensation Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3. For purposes of grants and awards pursuant to, and administration of, this Plan, the terms "Committee" and "Board" are used interchangeably.

                  (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

                  (c) The Committee may delegate to an officer of the Corporation the authority to make decisions pursuant to this Plan provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the 1934 Act. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

         16. Loans or Installment Payments; Bonuses.

                  (a) The Committee may, in its discretion, assist any Participant in the exercise of one or more awards under the Plan, including the satisfaction of any federal, state, local and foreign income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Participant; or (ii) permitting the Participant to pay the exercise price or purchase price for the purchased shares in installments over a period of years; or (iii) granting a cash bonus to the Participant to enable the Participant to pay federal, state, local and foreign income and employment tax obligations arising from an award. Any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Committee specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any federal, state and local income and employment tax liability incurred by the Participant in connection with the acquisition of such shares. The amount of any bonus shall be determined by the Committee in its sole discretion under the circumstances.

                  (b) The Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Committee may deem appropriate; provided, however, that the Committee shall not forgive that portion of any loan owed to cover the par value of the Common Shares.

         17. Amendments and Other Matters. (a) This Plan may be amended from time to time by the Committee; provided, however, (i) except as expressly authorized by this Plan, no such amendment shall increase the maximum number of Common Shares specified in Section 3(a) hereof, increase the maximum number of Appreciation Rights specified in Section 3(b) hereof, increase the maximum number of Performance Units specified in Section 3(c) hereof, increase the number of Common Shares specified in Section 4(a) hereof, or otherwise cause this Plan to cease to satisfy any applicable condition of Rule 16b-3, without the further approval of the stockholders of the Corporation.

                  (b) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to the Participant.

                  (c) This Plan shall not confer upon any  Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time. Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting other or additional compensation arrangements for its employees.

                  (d) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

                  (e) The provisions of the Plan relating to the grant, vesting and exercise of awards hereunder shall be governed by the laws of the State of Arizona without resort to that State's conflict-of-laws rules, as such laws are applied to contracts entered into and performed in such State. The forum for resolving controversies respecting the Plan shall be in Pima County, Arizona.

                  (f) The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, and the Participants, their legal representatives, their heirs or legatees and their permitted assignees.

                  (g) With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  (h) Awards may be made to Participants who are foreign nationals or employed outside the United States and who are not persons subject to Section 16 of the 1934 Act on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purpose of the Plan or to comply with applicable laws.

         18. Effective Date and Term of Plan.

                  (a) This Plan shall become effective as of July 8, 1998 (the "Effective Date"). Awards may be made under the Plan from and after the Effective Date. However, no grants or awards under the Plan shall become exercisable, and no Common Shares issued under the Plan shall vest, unless and until the Plan is approved by the stockholders of the Corporation at the Annual Meeting to be held July 8, 1998. Should such stockholder approval not be obtained, then grants and awards made under this Plan shall terminate and cease to remain outstanding, and no further grants or awards shall be made under the Plan.


                  (b) The Plan shall terminate upon the earlier of (i) July 8, 2008 or (ii) the date on which all awards available for issuance in the last year of the Plan shall have been issued or cancelled. Upon termination of the Plan, no further awards may be granted, but all grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such grants.

         19. Use of Proceeds. Any cash proceeds received by the Corporation from the sale of Common Shares under the Plan shall be used for general corporate purposes.

         20. Regulatory Approvals.

                  (a) The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Common Shares shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Common Shares issued pursuant to it.

                  (b) No Common Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Common Shares issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Shares are then listed for trading.

Stratford American Corporation Proxy
2400 East Arizona Biltmore Circle, Building 2, Suite 1270
Phoenix, Arizona 85016
--------------------------------------------------------------------------------

          This proxy is solicited on behalf of the Board of Directors.

         The undersigned appoints David H. Eaton, Mel L. Shultz and Gerald J. Colangelo, and each of them, as proxies, each with the power of substitution, and authorizes them to represent and vote, as designated on the reverse side hereof, all shares of Common Stock of Stratford American Corporation held by the undersigned on May 15, 1998, at the Annual Meeting of Shareholders to be held on July 8, 1998, and at any adjournment or postponement of the meeting. In their discretion, the proxies are authorized to vote such shares upon such other business as may properly come before the Annual Meeting.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the listed proposals.

                               (Continued and to be SIGNED on the reverse side.)







Please mark boxes X in blue or black ink. This Board of Directors recommends a vote FOR the proposals listed below. More detailed information concern each of the proposals is provided in the Proxy Statement of Stratford American Corporation, dated May 30, 1998.

1.   Approval of the Amendment to the  Company's  Articles of  Incorporation  to     [_]FOR  [_]AGAINST [_]ABSTAIN
     effect a  fifteen-to-one  reverse  stock split of the  Company's  presently issued shares of Common Stock.

2.   Approval of the proposal to adopt the 1998 Stock Incentive Plan.                [_]FOR  [_]AGAINST [_]ABSTAIN

3.   Election of Gerald J. Colangelo,  David H. Eaton, Mel L. Shultz, Richard H.     [_]FOR  [_]AGAINST [_]ABSTAIN
     Dozer ,  Mitchell  S.  Vance and Dale M.  Jensen as members of the Board of
     Directors.

4.   Ratification of the appointment of KPMG Peat Marwick,  LLP as the Company's     [_]FOR  [_]AGAINST [_]ABSTAIN
     independent accountants for the fiscal year ended December 31, 1998.

                                                                                     Please sign  exactly as name appears at left.
                                                                                     When shares are held by joint  tenants,  both
                                                                                     should  sign.  When  signing as an  attorney,
                                                                                     executor, administrator, trustee or guardian,
                                                                                     please   give  full  title  as  such.   If  a
                                                                                     corporation,  please  sign in full  corporate
                                                                                     name  by   president   or  other   authorized
                                                                                     officer.  If a  partnership,  please  sign in
                                                                                     partnership name by authorized person.
                                                                                     Date ___________________________________1998,
                                                                                     Signature ____________________________
                                                                                     Signature if held jointly ___________________
(Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.)